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Ex 33 a)

[Aurora Loan Services logo]
Certification Regarding Compliance with Applicable Servicing Criteria
1.
Aurora Loan Services LLC ("Aurora"), a wholly-owned subsidiary of Lehman Brothers Bank
FSB, is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB, as of and for the 12-month period ended
December 31, 2006 (the "Reporting Period"), as set forth in Appendix A hereto. The transactions covered by this report (these transactions collectively referred to as the "Master Servicing
Platform") include asset-backed securities transactions for which Aurora acted as master servicer, registered on or after January 1, 2006, involving residential mortgage loans;
2.
Aurora has not engaged vendors (the "Vendors") to perform significant activities pertaining to the applicable servicing criteria;
3.
Except as set forth in paragraph 4 below, Aurora used the criteria set forth in paragraph (d) of
Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;
4.
The criteria listed in the column titled "Inapplicable Servicing Criteria" on Appendix A hereto are inapplicable to Aurora based on the activities it performs with respect to the Master Servicing
Platform as of December 31, 2006 and for the Reporting Period;
5.
Aurora has complied, in all material respects, with the applicable servicing criteria as of
December 31, 2006 and for the Reporting Period with respect to the Master Servicing Platform taken as a whole;
6.
Ernst & Young LLP, an independent registered public accounting firm, has issued an attestation report on Aurora's assessment of compliance with the applicable servicing criteria as of
December 31, 2006 and for the Reporting Period.

March 13, 2007
Aurora Loan Services LLC
By: /s/: E. Todd Whittemore
Name: E. Todd Whittemore
Title: Executive Vice President
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APPENDIX A
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
General Servicing Considerations
1122(d)(1)(i)
Policies and procedures are instituted to monitor any
performance or other triggers and events of default in
accordance with the transaction agreement
X
1122(d)(1)(ii)
If any material servicing activities are outsourced to
third parties, policies and procedures are instituted to
monitor the third party's performance and
compliance with such servicing activities.
X
1
1122(d)(1)(iii)
Any requirements in the transaction agreements to
maintain a back-up servicer for the pool assets are
maintained.
X
1
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in
effect on the party participating in the servicing
function throughout the reporting period in the
amount of coverage required by and otherwise in
accordance with the terms of the transaction
agreements.
X
Cash Collection and Administration
1122(d)(2)(i)
Payments on pool assets are deposited into the
appropriate custodial bank accounts and related bank
clearing accounts no more than two business days of
receipt, or such other number of days specified in the
transaction agreements.
X
1122(d)(2)(ii)
Disbursements made via wire transfer on behalf of an
obligor or to an investor are made only by authorized
personnel.
X
1122(d)(2)(iii)
Advances of funds or guarantees regarding
collections, cash flows or distributions, and any
interest or other fees charged for such advances, are
made, reviewed and approved as specified in the
transaction agreements.
X
1
1122(d)(2)(iv)
The related accounts for the transaction, such as cash
reserve accounts or accounts established as a form of
overcollateralization, are separately maintained (e.g.,
with respect to commingling of cash) as set forth in
the transaction agreements.
X
1122(d)(2)(v)
Each custodial account is maintained at a federally
insured depository institution as set forth in the
transaction agreements. For purposes of this criterion,
"federally insured depository institution" with respect
to a foreign financial institution means a foreign
financial institution that meets the requirements of
240.13k-1(b)(1) of this chapter.
X
1
Aurora did not perform the activity described in this criteria as of December 31, 2006 and for the Reporting Period.
No assessment of compliance, therefore, is necessary.
3 of 24
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
1122(d)(2)(vi)
Unissued checks are safeguarded so as to prevent
unauthorized access.
X
1
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for
all asset -backed securities related bank accounts,
including custodial accounts and related bank
clearing accounts. These reconciliations: (A) Are
mathematically accurate; (B) Are prepared within 30
calendar days after the bank statement cutoff date, or
such other number of days specified in the
transaction agreements; (C) Are reviewed and
approved by someone other than the person who
prepared the reconciliation; and (D) Contain
explanations for reconciling items. These reconciling
items are resolved within 90 calendar days of their
original identification, or such other number of days
specified in the transaction agreements.
X
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with
the Commission, are maintained in accordance with
the transaction agreements and applicable
Commission requirements. Specifically, such reports:
(A) Are prepared in accordance with timeframes and
other terms set forth in the transaction agreements;
(B) Provide information calculated in accordance
with the terms specified in the transaction
agreements; (C) Are filed with the Commission as
required by its rules and regulations; and (D) Agree
with investors' or the trustee's records as to the total
unpaid principal balance and number of pool assets
serviced by the servicer.
X
2,3
X
2
1122(d)(3)(ii)
Amounts due to investors are allocated and remitted
in accordance with timeframes, distribution priority
and other terms set forth in the transaction
agreements.
X
3
1122(d)(3)(iii)
Disbursements made to an investor are posted within
two business days to the servicer's investor records,
or such other number of days specified in the
transaction agreements.
X
3
1122(d)(3)(iv)
Amounts remitted to investors per the investor
reports agree with cancelled checks, or other form of
payment, or custodial bank statements.
X
3
Pool Asset Administration
1122(d)(4)(i)
Collateral or security on pool assets is maintained as
required by the transaction agreements or related
X
2
For criterion 1122(d)(3)(i)(C), Aurora did not perform the activity described in this criterion as of December 31, 2006 and for the Reporting Period. No assessment of compliance, therefore, is necessary.
3
Aurora is defining the "Investor" as the party to whom we report and remit under the applicable transaction agreement.
4 of 24
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
pool asset documents.
1122(d)(4)(ii)
Pool assets and related documents are safeguarded as
required by the transaction agreements.
X
1122(d)(4)(iii)
Any additions, removals or substitutions to the asset
pool are made, reviewed and approved in accordance
with any conditions or requirements in the
transaction agreements.
X
1122(d)(4)(iv)
Payments on pool assets, including any payoffs,
made in accordance with the related pool asset
documents are posted to the applicable servicer's
obligor records maintained no more than two
business days after receipt, or such other number of
days specified in the transaction agreements, and
allocated to principal, interest or other items (e.g.,
escrow) in accordance with the related pool asset
documents.
X
1122(d)(4)(v)
The servicer's records regarding the pool assets agree
with the servicer's records with respect to an
obligor's unpaid principal balance.
X
1122(d)(4)(vi)
Changes with respect to the terms or status of an
obligor's pool asset (e.g., loan modifications or re-
agings) are made, reviewed and approved by
authorized personnel in accordance with the
transact ion agreements and related pool asset
documents.
X
1
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance
plans, modifications and deeds in lieu of foreclosure,
foreclosures and repossessions, as applicable) are
initiated, conducted and concluded in accordance
with the timeframes or other requirements
established by the transaction agreements.
X
1
1122(d)(4)(viii)
Records documenting collection efforts are
maintained during the period a pool asset is
delinquent in accordance with the transaction
agreements. Such records are maintained on at least a
monthly basis, or such other period specified in the
transaction agreements, and describe the entity's
activities in monitoring delinquent pool assets
including, for example, phone calls, letters and
payment rescheduling plans in cases where
delinquency is deemed temporary (e.g., illness or
unemployment).
X
1122(d)(4)(ix)
Adjustments to interest rates or rates of return for
pool assets with variable rates are computed based on
the related pool asset documents.
X
5 of 24
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such
as escrow accounts): (A) Such funds are analyzed, in
accordance with the obligor's pool asset documents,
on at least an annual basis, or such other period
specified in the transaction agreements; (B) Interest
on such funds is paid, or credited, to obligors in
accordance with applicable pool asset documents and
state laws; and (C) Such funds are returned to the
obligor within 30 calendar days of full repayment of
the related pool asset, or such other number of days
specified in the transaction agreements.
X
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax
or insurance payments) are made on or before the
related penalty or expiration dates, as indicated on
the appropriate bills or notices for such payments,
provided that such support has been received by the
servicer at least 30 calendar days prior to these dates,
or such other number of days specified in the
transaction agreements.
X
1122(d)(4)(xii)
Any late payment penalties in connection with any
payment to be made on behalf of an obligor are paid
from the servicer's funds and not charged to the
obligor, unless the late payment was due to the
obligor's error or omission.
X
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are
posted within two business days to the obligor's
records maintained by the servicer, or such other
number of days specified in the transaction
agreements.
X
1122(d)(4)(xiv)
Delinquencies, charge-offs and uncollectable
accounts are recognized and recorded in accordance
with the transaction agreements.
X
1122(d)(4)(xv)
Any external enhancement or other support,
identified in Item 1114(a)(1) through (3) or Item
1115 of this Regulation AB, is maintained as set forth
in the transaction agreements.
X

Ex 33 b)
CountryWide
HOME LOANS
2900 Madera Road
Simi Valley, California 93065- 6298
(805) 955-1000
ASSESSMENT OF COMPLIANCE WITH APPLICABLE SERVICING CRITERIA
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Countrywide Financial Corporation and certain of its subsidiaries, including its direct and indirect wholly-owned subsidiaries, Countrywide Home Loans, Inc. (CHL), Countrywide Tax Services
Corporation, Newport Management Corporation, and Countrywide Home Loans Servicing, L.P., a wholly-
owned subsidiary of CHL (collectively the "Company") provides this platform level assessment, for which
Countrywide Financial Corporation and such subsidiaries participated in servicing functions, as such term is described under Title 17, Section 229.1122 of the Code of Federal Regulations ("Item 1122 of
Regulation AB"), of compliance in respect of the following Applicable Servicing Criteria specified in Item
1122(d) of Regulation AB promulgated by the Securities and Exchange Commission in regard to the following servicing platform for the following period:
Platform: publicly-Issued (i.e., registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended) residential mortgage- backed securities (securities collateralized by residential mortgage loans, including prime, alternative loan, products, sub-prime, HELOC and closed seconds) issued on or after January 1, 2006 for which the Company provides cash collection and administration, investor remittances and reporting (except for those activities relating to trustee and paying agent services), and pool asset administration (except for those activities relating to custodial operations of pool assets and related documents), collectively "Servicing Functions" and for which the related issuer has a fiscal year end of December 31, 2006. The platform excludes any transactions issued by any government sponsored enterprise for which the Company provides Servicing Functions.
Period: as of and for the year ended December 31, 2006.
Applicable Servicing Criteria: all servicing criteria set forth in Item 1122(d), to the extent required in the related agreements, except for the following paragraphs:
1122(d)(1)(iii), 1122(d)(3)(i)(B), only as it relates to information other than that contained in the monthly remittance report delivered by the servicer to the master servicer, trustee, and or bond administrator,
1122(d)(3)(i)(D), only as it relates to the agreeing with investors' records as to the total unpaid principal balance and number of pool assets serviced by the servicer, 1122(d)(3)(ii), only as it relates to amounts other than amounts remitted by the servicer to the master servicer, trustee, and or bond administrator,
1122(d)(3)(iii), 1122(d)(3)(iv), 1122(d)(4)(i) and 1122(d)(4)(ii), only as 1122(d)(4)(i) and 1122(d)(4)(ii)
relate to the custodial operations of the pool assets and related documents (collateral file) by the document custodian responsible for such functions for the related transaction, and 1122(d)(4)(xv), only as it relates to
Item 1115 of Regulation AB (derivative transactions).

With respect to the Platform and the Period, the Company provides the following assessment of compliance in respect of the Applicable Servicing Criteria:
1.
The Company is responsible for assessing its compliance with the Applicable Servicing
Criteria.
2. The Company has assessed compliance with the Applicable Servicing Criteria.
3.
Other than as identified on Schedule A hereto, as of and for the Period, the Company was in material compliance with the Applicable Servicing Criteria.

KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to the Company's foregoing assessment of compliance.

COUNTRYWIDE FINANCIAL CORPORATION
By: Is!: Steve Bailey
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Steve Bailey
Its: Senior Managing Director and Chief Executive
Officer, Loan Administration
Dated: February 28, 2007
By: Is!: Kevin Meyers
Kevin Meyers
Its: Managing Director and Chief Financial Officer,
Countrywide Home Loans, Inc. Loan Administration
Dated: February 28, 2007
Schedule A
Material Instances
of
Noncompliance
No material instances of noncompliance:
the
Company has complied, in all material
respects, with the applicable servicing criteria as of and for the year ended December 31,
2006.

Ex 33 c)
Appendix I

MANAGEMENT'S ASSERTION OF COMPLIANCE
Management of the Trust & Securities Services department of Deutsche Bank
National
Trust Company
and Deutsche Bank Trust Company Americas (collectively the "Company") is responsible for assessing compliance with the servicing criteria set forth in item 1122(d) of Regulation AB promulgated by the
Securities and Exchange Commission. Management has determined that the servicing criteria are applicable in regard to the servicing platform for the period as follows:

Platform: Publicly-issued (i.e., transaction-level reporting required under the Securities Exchange Act of
1934, as amended) residential mortgage-backed securities and other asset-backed securities issued on or after January 1, 2006 for which the Company provides trustee, securities administration or paying agent services, excluding any publicly issued transactions sponsored or issued by any government sponsored entity (the "Platform").

Applicable Servicing Criteria : All servicing criteria set forth in Item 1122(d), except for the following criteria:
I l22(d)(2)(iii), I 122(d)(4)(iv), I 122(d)(4)(v), I 122(d)(4)(vi), I 122(d)(4)(vii), I 122(d)(4)(viii), I
122(d)(4)(ix), I 122(d)(4)(x), I 122(d)(4)(xi), I 122(d)(4)(xii), I l22(d)(4)(xiii) and I 122(d)(4)(xiv), which
8 of 24
management has determined are not applicable to the activities the Company performs with respect to the
Platform (the "Applicable Servicing Criteria").

Period: Twelve months ended December 31, 2006 (the "Period").

Management's interpretation of Applicable Servicing Criteria : The Company's management has determined that servicing criteria I l22 (d)(1)(iii) is applicable only with respect to its continuing obligation to act as, or locate a, successor servicer under the circumstances referred to in certain governing documents.
It is management's interpretation that Deutsche Bank Trust Company America has no other active back-up servicing responsibilities in regards to I 122(d)(l)(iii) as of and for the Period.

Third parties classified as vendors : With respect to servicing criteria I I22(d)(2)(i), I l22(d)(4)(i), and I
l22(d)(4)(ii), management has engaged various vendors to perform the activities required by these servicing criteria. The Company's management has determined that these vendors are not considered a "servicer" as defined in Item 1101(j) of Regulation AB. and the Company's management has elected to take responsibility for assessing compliance with the servicing criteria applicable to each vendor as permitted by
Interpretation 17.06 of the SEC Division of Corporation Finance Manual of Publicly Available Telephone
Interpretations ("Interpretation 17.06"). As permitted by Interpretation 17.06, management has asserted that it has policies and procedures in place to provide reasonable assurance that the vendor's activities comply in all material respects with the servicing criteria applicable to each vendor. The Company's management is solely responsible for determining that it meets the SEC requirements to apply Interpretation 17.06 for the vendors and related criteria.

With respect to the Platform, the Company's management provides the following assertion of compliance with respect to the Applicable Servicing Criteria:

1. The Company's management is responsible for assessing the Company's compliance with the
Applicable Servicing Criteria as of and for the Period.

2. The Company's management has assessed compliance with the Applicable Servicing Criteria, including servicing criteria for which compliance is determined based on Interpretation 17.06 as described above, as of and for the Period. In performing this assessment, management used the criteria set forth by the
Securities and Exchange Commission in paragraph (d) of item 1122 of Regulation AB.

3. Based on such assessment, as of and for the Period, the Company has complied, in all material respects, with the Applicable Servicing Criteria.

KPMG LLP, a registered public accounting firm, has issued an attestation report with respect to the management's assertion of compliance with the Applicable Servicing Criteria as of and for the Period.

Appendix I

By: /s/ Gary R. Vaughan
Name: Gary R. Vaughan
Its: Managing Director
By: /s/ David Co
Name: David Co
Its: Director
9 of 24
By: /s/ Jose Sicilia
Name: Jose Sicilia
Its: Managing Director
By: /s/ Kevin Fischer
Name: Kevin Fischer
Its: Vice President

By: /s/ Robert Frier
Name: Robert Frier
Its: Director
DEUTCHE BANK TRUST COMPANY AMERICAS

By: /s/ Kevin C. Weeks
Name: Kevin C. Weeks
Its: Managing Director

By: /s/ Jonna Kaufman
Name: Jonna Kaufman
Its: Director

Ex 33 d)
Appendix I
MANAGEMENT'S ASSERTION OF COMPLIANCE
Management of the Trust & Securities Services department of Deutsche Bank
National
Trust Company
and Deutsche Bank Trust Company Americas (collectively the "Company") is responsible for assessing compliance with the servicing criteria set forth in item 1122(d) of Regulation AB promulgated by the
Securities and Exchange Commission. Management has determined that the servicing criteria are applicable in regard to the servicing platform for the period as follows:

Platform: Publicly-issued (i.e., transaction-level reporting required under the Securities Exchange Act of
1934, as amended) residential mortgage-backed securities and other asset-backed securities issued on or after January 1, 2006 for which the Company provides trustee, securities administration or paying agent services, excluding any publicly issued transactions sponsored or issued by any government sponsored entity (the "Platform").

Applicable Servicing Criteria : All servicing criteria set forth in Item 1122(d), except for the following criteria:
I l22(d)(2)(iii), I 122(d)(4)(iv), I 122(d)(4)(v), I 122(d)(4)(vi), I 122(d)(4)(vii), I 122(d)(4)(viii), I
122(d)(4)(ix), I 122(d)(4)(x), I 122(d)(4)(xi), I 122(d)(4)(xii), I l22(d)(4)(xiii) and I 122(d)(4)(xiv), which management has determined are not applicable to the activities the Company performs with respect to the
Platform (the "Applicable Servicing Criteria").

Period: Twelve months ended December 31, 2006 (the "Period").

Management's interpretation of Applicable Servicing Criteria : The Company's management has determined that servicing criteria I l22 (d)(1)(iii) is applicable only with respect to its continuing obligation
10 of 24
to act as, or locate a, successor servicer under the circumstances referred to in certain governing documents.
It is management's interpretation that Deutsche Bank Trust Company America has no other active back-up servicing responsibilities in regards to I 122(d)(l)(iii) as of and for the Period.

Third parties classified as vendors : With respect to servicing criteria I I22(d)(2)(i), I l22(d)(4)(i), and I
l22(d)(4)(ii), management has engaged various vendors to perform the activities required by these servicing criteria. The Company's management has determined that these vendors are not considered a "servicer" as defined in Item 1101(j) of Regulation AB. and the Company's management has elected to take responsibility for assessing compliance with the servicing criteria applicable to each vendor as permitted by
Interpretation 17.06 of the SEC Division of Corporation Finance Manual of Publicly Available Telephone
Interpretations ("Interpretation 17.06"). As permitted by Interpretation 17.06, management has asserted that it has policies and procedures in place to provide reasonable assurance that the vendor's activities comply in all material respects with the servicing criteria applicable to each vendor. The Company's management is solely responsible for determining that it meets the SEC requirements to apply Interpretation 17.06 for the vendors and related criteria.

With respect to the Platform, the Company's management provides the following assertion of compliance with respect to the Applicable Servicing Criteria:

1. The Company's management is responsible for assessing the Company's compliance with the
Applicable Servicing Criteria as of and for the Period.

2. The Company's management has assessed compliance with the Applicable Servicing Criteria, including servicing criteria for which compliance is determined based on Interpretation 17.06 as described above, as of and for the Period. In performing this assessment, management used the criteria set forth by the
Securities and Exchange Commission in paragraph (d) of item 1122 of Regulation AB.

3. Based on such assessment, as of and for the Period, the Company has complied, in all material respects, with the Applicable Servicing Criteria.

KPMG LLP, a registered public accounting firm, has issued an attestation report with respect to the management's assertion of compliance with the Applicable Servicing Criteria as of and for the Period.

Appendix I

By: /s/ Gary R. Vaughan
Name: Gary R. Vaughan
Its: Managing Director

By: /s/ David Co
Name: David Co
Its: Director

By: /s/ Jose Sicilia
Name: Jose Sicilia
Its: Managing Director

By: /s/ Kevin Fischer
Name: Kevin Fischer
Its: Vice President
11 of 24

By: /s/ Robert Frier
Name: Robert Frier
Its: Director

DEUTCHE BANK TRUST COMPANY AMERICAS

By: /s/ Kevin C. Weeks
Name: Kevin C. Weeks
Its: Managing Director

By: /s/ Jonna Kaufman
Name: Jonna Kaufman
Its: Director

Ex 33 e)
[imb LOGO]
[Indymac LOGO]

Management's Assertion on Compliance with Applicable
Regulation AR Servicing Criteria
1.
IndyMac Bank, F.S.B. ("Indymac") is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB, as of and for the 12-month period ended December 31, 2006 (the "Reporting Period"), as set forth in Appendix A hereto. The transactions covered by this report (these transactions collectively referred to as the "Servicing Platform") include public asset-backed securitization transactions closed on or after January 1, 2006, for which Indymac acted as servicer, excluding any transactions sponsored or issued by government sponsored enterprises or
Government National Mortgage Association. The Servicing Platform also includes other servicing contracts, the terms of which require Indymac to submit reports in accordance with
Item 1122 of the Regulation AB. The Servicing Platform's asset type is single family residential mortgage loans that are not home-equity lines of credit or reverse mortgages and that do not receive the benefit of insurance by the Federal Housing Administration or guarantees from the United States Department of Veterans Affairs or the Rural Housing
Service;

2.
Indymac has engaged certain vendors (the "Vendors") to perform specific, limited or scripted activities, and Indymac has elected to take responsibility for assessing compliance with the servicing criteria or portion of the servicing criteria applicable to such Vendors' activities as set forth in Appendix A hereto, as permitted by Interpretation 17.06 of the Securities and
Exchange Commission ("SEC") Division of Corporate Finance Manual of Publicly Available
Telephone Interpretations ("Interpretation 17.06"), except for certain Vendors that have provided their own reports on assessment of compliance with the applicable servicing criteria.
Indymac determined the Vendors are not "servicers" as defined in Item 1101(j) of Regulation
AB and asserted that it has policies and procedures in place to provide reasonable assurance
12 of 24
that the Vendors' activities comply, in all material respects, with the servicing criteria applicable to each Vendor;

3.
Except as set forth in paragraph 4 below, Indymac used the criteria set forth in paragraph (d)
of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;

4.
The criteria listed in the column titled "inapplicable Servicing Criteria" on Appendix A hereto are inapplicable to Indymac based on the activities it performs, directly or through its
Vendors for which Indymac has elected to take responsibility for assessing compliance with the applicable servicing criteria, with respect to the Servicing Platform taken as a whole;
5.
Indymac has complied, in all material respects, with the applicable servicing criteria as of
December 31, 2006 and for the Reporting Period with respect to the Servicing Platform taken as a whole;

6.
Indymac has not identified and is not aware of any material instance of noncompliance as of
December 31, 2006 and for the Reporting Period with respect to the Servicing Platform taken as a whole by the Vendors for which Indymac has elected to take responsibility for assessing compliance with the applicable servicing criteria;

7.
Indymac has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors for which Indymac has elected to take responsibility for assessing compliance, with the applicable servicing criteria as of December 31, 2006 and for the Reporting Period with respect to the Servicing Platform taken as a whole; and
8.
Ernst & Young, LLP, an independent registered public accounting firm, has issued an attestation report on Indymac's assessment of compliance with the applicable servicing criteria for the Reporting Period.

March 16, 2007
IndyMac Bank, F.S.B.
By: /s/ Anthony L. Ebers
Anthony L. Ebers
Executive Vice President
Chief Executive Officer
Indymac Consumer Bank

13 of 24

APPENDIX A
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA

Reference

Criteria
Performed
Directly
by
Indymac
Performed
by
Vendor(s)
for which
Indymac is
the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Indymac is
NOT the
Responsible
Party
1
NOT
performed by
Indymac or
by
subservicer(s)
or vendor(s)
retained by
Indymac
2

General Servicing Considerations
1122(d)(1)(i)
Policies and procedures are instituted to monitor any
performance or other triggers and events of default in
accordance with the transaction agreements.
X

1122(d)(1)(ii)
If any material servicing activities are outsourced to
third parties, policies and procedures are instituted to
monitor the third party's performance and compliance
with such servicing activities.
X
1122(d)(1)(iii)
Any requirements in the transaction agreements to
maintain a back-up servicer for the pool assets are
maintained.
X

1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in
effect on the party participating in the servicing function
throughout the reporting period in the amount of
coverage required by and otherwise in accordance with
the terms of the transaction agreements.
X

Cash Collection and Administration
1122(d)(2)(i)
Payments on pool assets are deposited into the
appropriate custodial bank accounts and related bank
clearing accounts no more than two business days
X
3
X
3
14 of 24
following receipt, or such other number of days
specified in the transaction agreements.
1122(d)(2)(ii)
Disbursements made via wire transfer on behalf of an
obligor or to an investor are made only by authorized
personnel.
X
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections,
cash flows or distributions, and any interest or other fees
charged for such advances, are made, reviewed and
approved as specified in the transaction agreements.
X
1122(d)(2)(iv)
The related accounts for the transaction, such as cash
reserve accounts or accounts established as a form of
overcollateralization, are separately maintained (e.g.,
with respect to commingling of cash) as set forth in the
transaction agreements.
X
1122(d)(2)(v)
Each custodial account is maintained at a federally
insured depository institution as set forth in the
transaction agreements. For purposes of this criterion,
"federally insured depository institution" with respect to
a foreign financial institution means a foreign financial
institution that meets the requirements of Rule l3k-
l(b)(1) of the Securities Exchange Act.
X
1122(d)(2)(vi)
Unissued checks are safeguarded so as to prevent
unauthorized access.
X
15 of 24
APPENDIX A
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Indymac
Performed
by
Vendor(s)
for which
Indymac is
the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Indymac is
NOT the
Responsible
Party
1
NOT
performed by
Indymac or
by
subservicer(s)
or vendor(s)
retained by
Indymac
2
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis
for all asset- backed securities related bank
accounts, including custodial accounts and
related bank clearing accounts. These
reconciliations are (A) mathematically accurate;
(B) prepared within 30 calendar days after the
bank statement cutoff date, or such other number
of days specified in the transaction agreements;
(C) reviewed and approved by someone other
than the person who prepared the reconciliation;
and (D) contain explanations for reconciling
items. These reconciling items are resolved
within 90 calendar days of their original
identification, or such other number of days
specified in the transaction agreements.
X

Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed
with the Commission, are maintained in
accordance with the transaction agreements and
applicable Commission requirements.
Specifically, such reports (A) are prepared in
accordance with timeframes and other terms set
forth in the transaction agreements; (B) provide
information calculated in accordance with the
terms specified in the transaction agreements;
(C) are filed with the Commission as required by
its rules and regulations; and (D) agree with
investors' or the trustee's records as to the total
unpaid principal balance and number of [pool
assets] serviced by the servicer.
X
4
,
5
X
4
1122(d)(3)(ii)
Amounts due to investors are allocated and
remitted in accordance with timeframes,
distribution priority and other terms set forth in
the transaction agreements.
X
5

1122(d)(3)(iii)
Disbursements made to an investor are posted
within two business days to the servicer's
investor records, or such other number of days
specified in the transaction agreements.
X
5

1122(d)(3)(iv)
Amounts remitted to investors per the investor
reports agree with cancelled checks, or other
form of payment, or custodial bank statements.
X
5

Pool Asset Administration
1122(d)(4)(i)
Collateral or security on pool assets is
maintained as required by the transaction
X
16 of 24
agreements or related mortgage loan documents.

1122(d)(4)(ii)
Pool assets and related documents are
safeguarded as required by the transaction
agreements
X

1122(d)(4)(iii)
Any additions, removals or substitutions to the
asset pool are made, reviewed and approved in
accordance with any conditions or requirements
in the transaction agreements.
X

1122(d)(4)(iv)
Payments on pool assets, including any payoffs,
made in accordance with the related [pool asset]
documents are posted to the Servicer's obligor
records maintained no more than two business
days after receipt, or such other number of days
specified in the transaction agreements, and
allocated to principal, interest or other items
(e.g., escrow) in accordance with the related
pool asset documents.

X
3

X
3
APPENDIX A
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Indymac
Performed
by
Vendor(s)
for which
Indymac is
the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Indymac is
NOT the
Responsible
Party
1
NOT
performed by
Indymac or
by
subservicer(s)
or vendor(s)
retained by
Indymac
2
1122(d)(4)(v)
The servicer's records regarding the pool assets
agree with the servicer's records with respect to
an obligor's unpaid principal balance.
X

1122(d)(4)(vi)
Changes with respect to the terms or status of an
obligor's pool assets (e.g., loan modifications or
re-agings) are made, reviewed and approved by
authorized personnel in accordance with the
transaction agreements and related pool asset
documents.

X

1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g.,
forbearance plans, modifications and deeds in
lieu of foreclosure, foreclosures and
repossessions, as applicable) are initiated,
conducted and concluded in accordance with the
timeframes or other requirements established by
the transaction agreements.

X
6
X
6

1122(d)(4)(vii)
Records documenting collection efforts are
maintained during the period a pool asset is
delinquent in accordance with the transaction
agreements. Such records are maintained on at
least a monthly basis, or such other period
specified in the transaction agreements, and
describe the entity's activities in monitoring
delinquent pool assets including, for example,
phone calls, letters and payment rescheduling
plans in cases where delinquency is deemed
temporary (e.g., illness or unemployment).

X
1122(d)(4)(ix) Adjustments to interest rates or rates of return for
17 of 24
pool assets with variable rates are computed
based on the related pool asset documents.
X
1122(d)(4)(x)
Regarding any funds held in trust for an obligor
(such as escrow accounts): (A) such funds are
analyzed, in accordance with the obligor's [pool
asset] documents, on at least an annual basis, or
such other period specified in the transaction
agreements; (B) interest on such funds is paid, or
credited, to obligors in accordance with
applicable [pool asset] documents and state laws;
and (C) such funds are returned to the obligor
within 30 calendar days of full repayment of the
related pool assets, or such other number of days
specified in the transaction agreements.
X

1122(d)(4)(xi)
Payments made on behalf of an obligor (such as
tax or insurance payments) are made on or
before the related penalty or expiration dates, as
indicated on the appropriate bills or notices for
such payments, provided that such support has
been received by the Servicer at least 30 calendar
days prior to these dates, or such other number of
days specified in the transaction agreements.
X
7

X
7

X
7

1122(d)(4)(xii)
Any late payment penalties in connection with
any payment to be made on behalf of an obligor
are paid from the Servicer's funds and not
charged to the obligor, unless the late payment
was due to the obligor's error or omission.
X
7

X
7

APPENDIX A
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Indymac
Performed
by
Vendor(s)
for which
Indymac is
the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Indymac is
NOT the
Responsible
Party
1
NOT
performed by
Indymac or
by
subservicer(s)
or vendor(s)
retained by
Indymac
2

1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are
posted within two business days to the obligor's
records maintained by the Servicer, or such other
number of days specified in the transaction
agreements.
X
7

X
7

1122(d)(4)(xiv)
Delinquencies, charge-offs and uncollectible
accounts are recognized and recorded in
accordance with the transaction agreements.
X
1122(d)(4)(xv)
Any external enhancement or other support,
identified in Item 1114(a)(1) through (3) or Item
1115 of Regulation AB, is maintained as set forth
in the transaction agreements.
X

Footnotes to Appendix A Servicing Criteria
18 of 24
1
The activities pertaining to these criteria or portions of these criteria are performed by subservicer(s) or vendor(s) retained by
Indymac which provided a separate assessment of compliance in accordance with Item 1122 of Regulation AB.
2
These criteria are inapplicable to the Servicing Platform as of December 31, 2006 and for the Reporting Period since Indymac, directly or through its Vendors for which Indymac has elected to take responsibility for assessing compliance with the applicable servicing criteria, was not required to perform any related activities.
3
Indymac performs the activities pertaining to these criteria, except for the specific, limited activities, primarily of initial processing of pool asset payments, performed by its lockbox vendor.
4
The criterion 1 122(d)(3)(i)(C) is inapplicable to the Servicing Platform as of December 31, 2006 and for the Reporting Period
based on the activities Indymac performed.
5
Indymac has defined the "Investor" as a party to whom Indymac reports and remits under the applicable transaction agreements.
Indymac has no responsibility for transaction waterfall or allocation calculations and payments or individual security holder records.
6
Indymac performs the activities pertaining to this criterion, except for the specific, limited activities performed by its foreclosure and bankruptcy vendors.
7
Indymac performs the activities pertaining to these criteria, except for the specific, limited activities performed by its tax and/or insurance monitoring vendors. Indymac has elected to take responsibility for assessing compliance with these servicing criteria with respect to the activities of its tax vendor. Indymac's insurance vendor has provided their own report on assessment of compliance with the applicable servicing criterion.

Ex 33 f)
19 of 24
ASSESSMENT OF COMPLIANCE WITH APPLICABLE SERVICING CRITERIA
Newport Management Corporation (the "Asserting Party") provides this assessment of compliance with respect to its performance of functions for the Applicable Servicing Criteria, as specified in Item 1122(d) of Regulation AB promulgated by the Securities and Exchange
Commission, in regards to the loans selected in the Platform for the following Period:
Platform: Pools of loans, underlying publicly-issued residential mortgage-backed securities that were issued on or after January 1, 2006 by IndyMac Bank ("IndyMac"), on which escrow payments were disbursed in 2006, specifically Item 1122(d)(4)(xi). only as it relates to the "Applicable Servicing Criteria" described below, and as disclosed by
IndyMac to the Asserting Party (collectively, "Eligible Loans", as identified in Schedule
A).

Period: As of and for the year ended December 31, 2006.

Applicable Servicing Criteria : the servicing criteria which applies to the functions performed by the Asserting Party is set forth in Section 229.1122(d)(4)(xi) ("Applicable
Servicing Criteria"). With respect to the Applicable Servicing Criteria, the Asserting
Party performs the following limited functions:
1.
Processes the obligor's hazard insurance information it receives and provides
IndyMac with the applicable hazard insurance effective date, payment amount, and payee
(collectively, "Insurance Information");
2.
Provides the Insurance Information to IndyMac no later than 5 days prior to the applicable expiration date as indicated in the Insurance Information.
With respect to the Platform, and with respect to the Period, the Asserting Party provides the following assessment of its compliance in respect of the Applicable Servicing Criteria (as defined above):
1. The Asserting Party is responsible for assessing its compliance with respect to the functions it performs for the Applicable Servicing Criteria.

2.
The Asserting Party has assessed its compliance with respect to the functions it performs for the Applicable Servicing Criteria.

3.
Other than as identified on Schedule B hereto, as of and for the Period, the
Asserting Party was in material compliance with respect to the functions it performs for the
Applicable Servicing Criteria.

KPMG, LLP. an independent registered public accounting firm, has issued an attestation report with respect to the Asserting Party's foregoing assessment of compliance.
NEWPORT MANAGEMENT CORPORATION

By:
/s/ Mark A. McEnroy
Mark A. McElroy
Its: Executive Vice President

Dated: February 27, 2007
20 of 24
Ex 33 g)
Management's Assertion
Report on Compliance with Applicable Servicing Criteria Pursuant to Item 1122 of Regulation AB under the Securities Exchange Act of 1934

U.S. Bank National Association ("U.S. Bank") as a party participating in the servicing function for the following transactions:
U.S. Bank Corporate Trust Asset Backed Securities Platform(1)
hereby provides the following report on its assessment of compliance with the servicing criteria set forth in Item 1122 of Regulation AB applicable to it and as described on Exhibit A hereto:

1.
U.S. Bank is responsible for assessing its compliance with the servicing criteria applicable to it as noted on the accompanying Exhibit A;

2.
U.S. Bank used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess its compliance with the applicable servicing criteria ;

3.
U.S. Bank's assessment of its compliance with the applicable servicing criteria is as of and for the period beginning on January 1, 2006 and ending December 31, 2006, the end of the fiscal year covered by the Form 10-K report. U.S. Bank's participation in the servicing function complied in all material respects with the applicable servicing criteria .

4.
Ernst & Young, a registered public accounting firm, has issued an attestation report on
U.S. Bank's assessment of compliance with the applicable servicing criteria as of and for the period beginning on January 1, 2006 and ending December 31, 2006, the end of the fiscal year covered by the Form 10-K report.

U.S. BANK NATIONAL ASSOCIATION

/s/ Bryan R. Calder
Name: Bryan R. Calder
Title: Executive Vice President
Date: February 26, 2007

(1) The U.S. Bank Corporate Trust ABS Platform (the "Platform") consists of the activities involved in the performance of servicing functions for (i) publicly issued asset-backed and mortgage-backed transactions the securities of which were offered on or after January 1, 2006 and (ii) certain asset-backed transactions offered prior to January 1, 2006 for which the Issuer has voluntarily elected to make Regulation AB compliant filings under the Securities Exchange Act of 1934, as amended. The Platform does not include transactions comprised of the repackaging of corporate debt and/or other agency securities.

21 of 24

EXHIBIT A to Management's Assertion

Reg AB
Servicing Criteria
Reference

General Servicing Considerations
1122(d)(1)(i)
Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.

1122(d)(1)(ii)
If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.

1122(d)(1)(iii)
Any requirements in the transaction agreements to maintain a back-up servicer for the
Pool Assets are maintained.
Not Applicable

1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

Cash Collection and Administration

1122(d)(2)(i)
Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

1122(d)(2)(ii)
Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.

1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities
Exchange Act.

1122(d)(2)(vi)
Unissued checks are safeguarded so as to prevent unauthorized access.

1122(d)(2)(vii) Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.
22 of 24
These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

Investor Remittances and Reporting

1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations;
and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of Pool Assets serviced by the Servicer.

1122(d)(3)(ii)
Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.

1122(d)(3)(iii)
Disbursements made to an investor are posted within two business days to the
Servicer's investor records, or such other number of days specified in the transaction agreements.

1122(d)(3)(iv)
Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

Pool Asset Administration

1122(d)(4)(i)
Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.

1122(d)(4)(ii)
Pool assets and related documents are safeguarded as required by the transaction agreements

1122(d)(4)(iii)
Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.

1122(d)(4)(iv)
Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow)
in accordance with the related pool asset documents.
Not Applicable

1122(d)(4)(v)
The Servicer's records regarding the pool assets agree with the Servicer's records with respect to an obligor's unpaid principal balance.
Not Applicable

1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

Not Applicable

1122(d)(4)(vii) Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds
23 of 24
in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
Not Applicable

1122(d)(4)(viii) Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

Not Applicable

1122(d)(4)(ix)
Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.
Not Applicable

1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.

Not Applicable

1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

Not Applicable

1122(d)(4)(xii) Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.

Not Applicable

1122(d)(4)(xiii) Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.

Not Applicable

1122(d)(4)(xiv) Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.

Not Applicable

1122(d)(4)(xv) Any external enhancement or other support, identified in Item 1114(a)(1) through (3)
or Item 1115 of Regulation AB, is maintained as set forth in the transaction
24 of 24
agreements.